                                                                    EXHIBIT 99.3

                              FINANCIAL STATEMENTS

                          SUBRO AUDIT INCORPORATED AND
                            O'DONNELL LEASING COMPANY

                REPORT ON AUDITS OF COMBINED FINANCIAL STATEMENTS

                               FOR THE YEARS ENDED
                           DECEMBER 31, 1997 AND 1996

                                    CONTENTS

                                                                                          PAGES
Report of Independent Accountants                                                           10


Financial Statements:

  Combined Balance Sheets as of December 31, 1997 and 1996                                  11

  Combined Statements of Income for the years ended
          December 31, 1997 and 1996                                                        12

  Combined Statements of Changes in Owners' Equity for the
          years ended December 31, 1997 and 1996                                            13

  Combined Statements of Cash Flows for the years ended
          December 31, 1997 and 1996                                                        14

  Notes to Combined Financial Statements                                                   15-20

                        REPORT OF INDEPENDENT ACCOUNTANTS


To the Board of Directors and Management
Healthcare Recoveries, Inc.


In our opinion, the accompanying combined balance sheets and the related combined statements of income, changes in owners' equity and cash flows present fairly, in all material respects, the combined financial position of Subro Audit Incorporated and O'Donnell Leasing Company at December 31, 1997 and 1996, and the combined results of their operations and their cash flows for each of the two years in the period ended December 31, 1997, in conformity with generally accepted accounting principles. These financial statements are the responsibility of the Companies' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.



PRICEWATERHOUSECOOPERS LLP
Louisville, Kentucky

February 22, 1999

                          SUBRO AUDIT INCORPORATED AND
                            O'DONNELL LEASING COMPANY
                             COMBINED BALANCE SHEETS
                           December 31, 1997 and 1996

                                                                 1997          1996
                                                            -----------    -----------
                                     ASSETS
Current assets:
   Cash                                                     $   817,536    $ 1,090,908
   Restricted cash                                              216,514        282,770
   Marketable securities                                        230,165        150,255
   Accounts receivable, less allowance for doubtful accounts
     of $27,158 - 1997 and $16,889 - 1996                       259,406        530,894
   Other current assets                                          30,973         26,016
                                                            -----------    -----------

              Total current assets                            1,554,594      2,080,843
                                                            -----------    -----------

Property and equipment, at cost:
   Land                                                         828,319        846,463
   Buildings                                                  3,993,462      3,655,790
   Furniture and equipment                                    2,006,160      1,728,127
                                                            -----------    -----------
                                                              6,827,941      6,230,380

   Accumulated depreciation and amortization                 (1,272,223)    (1,103,538)
                                                            -----------    -----------
              Property and equipment, net                     5,555,718      5,126,842
                                                            -----------    -----------
              Total assets                                  $ 7,110,312    $ 7,207,685
                                                            ===========    ===========
                         LIABILITIES AND OWNERS' EQUITY
Current liabilities:
   Accrued compensation                                     $   257,823    $   212,978
   Accounts payable and other accrued expenses                  250,612        228,406
   Funds due clients                                            216,514        282,770
   Lease payable due within one year                             69,174         39,573
   Notes payable due within one year                            223,444        468,498
                                                            -----------    -----------
              Total current liabilities                       1,017,567      1,232,225
Lease payable                                                    34,185         39,793
Notes payable                                                 3,672,707      3,396,466
Other liabilities                                                 5,858          6,662
                                                            -----------    -----------
              Total liabilities                               4,730,317      4,675,146
                                                            -----------    -----------
Owners' equity:
   Combined capital                                              60,511         60,511
   Retained earnings                                          2,279,401      2,502,490
   Net unrealized investment gains (losses)                      40,083        (30,462)
                                                            -----------    -----------
              Total owners' equity                            2,379,995      2,532,539
                                                            -----------    -----------
              Total liabilities and owners' equity          $ 7,110,312    $ 7,207,685
                                                            ===========    ===========

    The accompanying notes are an integral part of the financial statements.

                          SUBRO AUDIT INCORPORATED AND
                            O'DONNELL LEASING COMPANY
                          COMBINED STATEMENTS OF INCOME
                 For the years ended December 31, 1997 and 1996

                                                     1997              1996
                                                  ----------        ----------
Subrogation revenues                             $ 6,627,537       $ 6,052,426

Cost of services                                   3,501,026         2,930,152
                                                 -----------       -----------
             Gross profit                          3,126,511         3,122,274

Support expenses                                   2,261,583         1,718,396
Depreciation and amortization                        322,375           220,230
                                                 -----------       -----------

             Operating income                        542,553         1,183,648

Interest expense                                    (350,858)         (123,538)
Investment income                                     42,690            38,605
Gain on sale of property and equipment               178,370             3,250
Rental income                                         74,156            50,293
                                                 -----------       -----------

             Net income                          $   486,911       $ 1,152,258
                                                 ===========       ===========

    The accompanying notes are an integral part of the financial statements.

                          SUBRO AUDIT INCORPORATED AND
                            O'DONNELL LEASING COMPANY
                COMBINED STATEMENTS OF CHANGES IN OWNERS' EQUITY
                 For the years ended December 31, 1997 and 1996

                                                                                             NET
                                                                                           UNREALIZED
                                                             COMBINED        RETAINED      INVESTMENT
                                                              CAPITAL        EARNINGS    GAINS (LOSSES)    TOTAL
                                                            -----------    -----------   --------------  ---------
Balances, January 1, 1996                                   $    60,511    $ 1,575,358    $ (50,290)    $1,585,579
   Net income                                                                1,152,258                   1,152,258
   Change in net unrealized investment
     gains (losses)                                                                          19,828         19,828
   Distributions to owner                                                     (225,126)                   (225,126)
                                                            -----------    -----------    ---------      ---------

Balances, December 31, 1996                                      60,511      2,502,490      (30,462)     2,582,539
    Net income                                                                 486,911                     486,911
    Change in net unrealized investment
     gains (losses)                                                                          70,545         70,545
    Distributions to owners                                                   (710,000)                   (710,000)
                                                            -----------    -----------    ---------      ---------
Balances,  December 31, 1997                                $    60,511    $ 2,279,401    $  40,083     $2,379,995
                                                            ===========    ===========    =========     ==========



    The accompanying notes are an integral part of the financial statements.

                          SUBRO AUDIT INCORPORATED AND
                            O'DONNELL LEASING COMPANY
                        COMBINED STATEMENTS OF CASH FLOW
                 For the years ended December 31, 1997 and 1996

                                                                   1997           1996
                                                               -----------    -----------
Cash flows from operating activities:
  Net income                                                   $   486,911    $ 1,152,258
  Adjustment to reconcile net income to net cash
      provided by operating activities:
    Depreciation and amortization                                  322,375        220,230
    Gain on sale of property and equipment                        (178,370)        (3,250)
    Changes in operating assets and liabilities:
      Restricted cash                                               66,256         50,497
      Accounts receivable                                          271,488       (155,066)
      Other current assets                                          (4,957)       (10,602)
      Accrued compensation                                          44,845        (90,547)
      Accounts payable and other accrued expenses                   22,206        152,989
      Funds due clients                                            (66,256)       (50,497)
      Other liabilities                                               (804)         6,662
                                                               -----------    -----------
         Net cash provided by operating activities                 963,694      1,272,674
                                                               -----------    -----------
Cash flows from investing activities:
  Purchases of marketable securities                                (9,365)       (80,313)
  Purchases of property and equipment                           (1,197,881)    (2,747,789)
  Sales of property and equipment                                  625,000          3,250
                                                               -----------    -----------

         Net cash used in investing activities                    (582,246)    (2,824,852)
                                                               -----------    -----------
Cash flows from financing activities:
  Distributions to owners                                         (710,000)      (225,126)
  Proceeds from notes payable                                    1,249,685      2,341,542
  Proceeds from lease financing                                     87,617        102,468
  Payments on notes payable                                     (1,218,498)       (82,268)
  Payments on lease payable                                        (63,624)       (23,102)
                                                               -----------    -----------

         Net cash (used in) provided by financing activities      (654,820)     2,113,514
                                                               -----------    -----------

Net (decrease) increase in cash                                   (273,372)       561,336

Cash, beginning of period                                        1,090,908        529,572
                                                               -----------    -----------

Cash, end of period                                            $   817,536    $ 1,090,908
                                                               ===========    ===========
Supplemental cash flow disclosure:
  Interest payments                                            $   357,042    $   201,722
                                                               ===========    ===========


    The accompanying notes are an integral part of the financial statements.

NOTES TO COMBINED FINANCIAL STATEMENTS


1.      REPORTING ENTITY:

        Subro Audit Incorporated (SAI) was incorporated in 1982 as a subchapter S corporation under the laws of the State of Wisconsin. SAI was established to provide investigation, processing and professional negotiation services, generally known as subrogation, to health and disability insurers, third-party administrators, managed care organizations, self-funded employee benefit plans and physician hospital organizations. SAI has offices in Milwaukee, Wisconsin and Atlanta, Georgia.

        O'Donnell Leasing Company (OLC) is a real estate partnership formed exclusively for the purpose of owning and maintaining the property of SAI.

        Kevin M. O'Donnell, President and Chief Executive Officer, and Leah M. Lampone, Assistant Secretary, of SAI and OLC (the Companies) each own 50% of SAI and 40% of OLC, respectively. The remaining 20% ownership in OLC is held by the children of Kevin M. O'Donnell and Leah M. Lampone.



2.      SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

        BASIS OF PRESENTATION

        The combined financial statements comprise the accounts of the Companies and have been prepared to present the financial position and results of operations of the Companies on a combined basis. All accounts and transactions between the Companies have been eliminated.

        CASH AND RESTRICTED CASH

        Restricted cash represents the balance of amounts collected on behalf of certain clients. The balance will be disbursed to clients in accordance with the terms of the arrangements between SAI and its clients.

        The Companies' cash and restricted cash have been placed with one financial institution.

        MARKETABLE SECURITIES

        Marketable securities consist of investments in equity mutual funds classified in the accompanying combined balance sheets as current based on management's intent to use the securities to fund current operations. Marketable securities have been categorized as available for sale and, as a result, are stated at fair value based on quoted market prices. Unrealized holding gains and losses are included as a component of owners' equity.

        The cost of marketable securities at December 31, 1997 and 1996 is $190,082 and $180,717, respectively.

        INCOME TAXES

        SAI and OLC are pass-through entities for income tax purposes and, accordingly, income taxes are the responsibility of the owners individually and are not reflected in the Companies' combined financial statements.

        PROPERTY AND EQUIPMENT

        Property and equipment are recorded at cost less accumulated depreciation and amortization. Depreciation and amortization are provided using the straight-line method over the estimated useful lives of the respective assets or the term of the lease, if shorter. Estimated useful lives of property and equipment are as follows:

                 Buildings                                            31 years
                 Furniture                                        5 to 7 years
                 and equipment

        When properties are retired or otherwise disposed, the cost and related accumulated depreciation are removed from the accounts with any resulting gain or loss being reflected in results of operations. Maintenance and repairs are expensed in the year incurred.

        COMBINED CAPITAL

        Combined capital consists of 4,000 shares of $1 par value common stock of SAI issued for $4,000 and $56,511 of capital contributed to form OLC.

        REVENUE RECOGNITION

        Subrogation revenues are generally derived from contingent fee arrangements based on the recoveries affected by SAI on behalf of its clients. Revenue is recognized when a fee is earned based on the recovery of a claim.

        USE OF ESTIMATES AND ASSUMPTIONS

        The preparation of the Companies' combined financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect (a) the reported amounts of assets and liabilities, (b) disclosure of contingent assets and liabilities at the date of the financial statements and (c) reported amounts of revenues and expenditures during the reporting period. Actual results could differ from those estimates.

3.      LEASE COMMITMENTS:

        The Companies lease certain computer equipment under long-term leases accounted for as capital leases. Capitalized cost and related accumulated amortization of computer equipment under capital leases at December 31, 1997 and 1996, consist of the following:

                                        1997           1996
Computer equipment, at cost          $ 190,085       $ 102,468
Less: accumulated amortization         (53,213)        (14,498)
                                     ---------       ---------
                                     $ 136,872       $  87,970
                                     =========       =========

             Future minimum lease payments, by year and in the aggregate, under capital leases with initial or remaining terms in excess of one year at December 31, 1997 are as follows:


           1998                                     $  75,493
           1999                                        32,821
           2000                                         2,693
                                                    ---------
               Total                                  111,007
           Less: amount representing interest          (7,648)
                                                    ---------
           Net present values                         103,359
           Less: current portion                      (69,174)
                                                    ---------

                                                    $  34,185
                                                    =========


4.      NOTES PAYABLE:

        Notes payable collateralized by the Companies' property at December 31, 1997 and 1996 consist of the following:

                                                               1997              1996
                                                            -----------       -----------
Mortgage note payable, due May 1998; interest rate at
  December 31, 1997 was 9.25%                               $   798,333       $   862,200

Mortgage note payable, due July 2007; interest rate at
  December 31, 1997 was 8.29%                                 1,939,805         2,524,315

Mortgage note payable, due July 2017; interest rate at
  December 31, 1997 was 6.914%                                  740,316                --

Mortgage note payable, due March 2000; interest rate
  at December 31, 1997 was 8.375%                               262,600                --

Mortgage note payable, due March September 1999;
  interest rate at December 31, 1997 was 8.75%                  155,097           174,980

Mortgage note payable, due December 1996;                            --           303,469
                                                            -----------       -----------

                                                              3,896,151         3,864,964

Less:  current portion                                         (223,444)         (468,498)
                                                            -----------       -----------

                                                            $ 3,672,707       $ 3,396,466
                                                            ===========       ===========

4.      NOTES PAYABLE, CONTINUED:

        The maturities of all notes payable for the five years following December 31, 1997 are as follows:


1998                  $   223,444
1999                      228,688
2000                      258,151
2001                      275,362
2002 and thereafter     2,910,506
                      -----------
                      $ 3,896,151
                      ===========

        Interest capitalized during the years ended December 31, 1997 and 1996 totaled $20,216 and $80,125, respectively.

5.      MAJOR CLIENT:

        Revenues from one client approximated 28% and 36% of total revenues for the years ended December 31, 1997 and 1996, respectively. The loss of this client would have a material adverse effect on the Companies' combined results of operations, financial position and cash flows.

6.      EMPLOYEE BENEFIT PLAN:

        SAI's employees participate in a 401(k) defined contribution pension plan. Annual expense provision is based upon the level of employee participation as the plan requires SAI to match a certain portion of the employees' contributions. Total 401(k) plan expense was approximately $40,000 and $33,000 for the years ended December 31, 1997 and 1996, respectively.

7.      CONTINGENT LIABILITIES:

        SAI is engaged in the business of identifying and recovering subrogation and related claims of its clients, many of which arise in the context of personal injury lawsuits. As such, SAI operates in a litigation-intensive environment. SAI has, from time to time, been, and in the future expects to be, named as a party in litigation incidental to its business operations. To date, SAI has not been involved in any litigation which has had a material adverse effect upon SAI, but there can be no assurance that pending litigation or future litigation will not have a material adverse effect on SAI's business, results of operations or financial position.

8.      SUBSEQUENT EVENT:

        On January 25, 1999, Healthcare Recoveries, Inc. (HRI) completed the purchase of the assets and assumption of the liabilities of the Companies. Pursuant to the definitive agreement, HRI paid approximately $24.4 million in cash on the date of closing and will pay up to an additional $8.5 million over two years if certain targets are met pursuant to an earn-out arrangement.

                          SUBRO AUDIT INCORPORATED AND
                            O'DONNELL LEASING COMPANY

                         REPORT ON REVIEWS OF CONDENSED
                         COMBINED FINANCIAL STATEMENTS

                          AS OF SEPTEMBER 30, 1998 AND
                        FOR THE NINE-MONTH PERIODS ENDED
                           SEPTEMBER 30, 1998 AND 1997

                                    CONTENTS

                                                                                     PAGES
                                                                                     -----
Review Report of Independent Accountants                                              22


Financial Statements:

 Condensed Combined Balance Sheets as of September 30, 1998 and
    December 31, 1997                                                                 23

 Condensed Combined Statements of Income for the nine-month
    periods ended September 30, 1998 and 1997                                         24

 Condensed Combined Statements of Cash Flows for the nine-month
    periods ended September 30, 1998 and 1997                                         25

 Notes to Condensed Combined Financial Statements                                   26 - 27

                    REVIEW REPORT OF INDEPENDENT ACCOUNTANTS


To the Board of Directors and Management
Healthcare Recoveries, Inc.


We have reviewed the accompanying condensed combined financial statements of Subro Audit Incorporated and O'Donnell Leasing Company (the Companies) as of September 30, 1998, and for the nine-month periods ended September 30, 1998 and 1997. These condensed combined financial statements are the responsibility of the Companies' management.

We conducted our reviews in accordance with standards established by the American Institute of Certified Public Accountants. A review of interim financial information consists principally of applying analytical procedures to financial data and making inquiries of persons responsible for financial and accounting matters. It is substantially less in scope than an audit conducted in accordance with generally accepted auditing standards, the objective of which is the expression of an opinion regarding the financial statements taken as a whole. Accordingly, we do not express such an opinion.

Based on our reviews, we are not aware of any material modifications that should be made to the accompanying condensed combined financial statements for them to be in conformity with generally accepted accounting principles.

We have previously audited, in accordance with generally accepted auditing standards, the combined balance sheet as of December 31, 1997 and the related combined statements of income, changes in owners' equity and cash flows for the year then ended (not presented herein); and, in our report dated February 22, 1999, we expressed an unqualified opinion on those combined financial statements. In our opinion, the information set forth in the accompanying condensed combined balance sheet as of December 31, 1997 is fairly stated, in all material respects, in relation to the combined balance sheet from which it has been derived.



PRICEWATERHOUSECOOPERS LLP
Louisville, Kentucky

February 22, 1999

                          SUBRO AUDIT INCORPORATED AND
                            O'DONNELL LEASING COMPANY
                        CONDENSED COMBINED BALANCE SHEETS
                                   (Unaudited)

                                                            SEPTEMBER 30,   DECEMBER 31,
                                                                1998            1997
                                                            ------------    ------------
                                     ASSETS
Current assets:
  Cash                                                      $ 1,178,449    $   817,536
  Restricted cash                                               205,712        216,514
  Marketable securities                                         228,914        230,165
  Accounts receivable, less allowance for doubtful accounts
  of $8,147 - 1998 and $27,158 - 1997                            77,610        259,406
  Other current assets                                           35,813         30,973
                                                            -----------    -----------
            Total current assets                              1,726,497      1,554,594
                                                            -----------    -----------
Property and equipment, at cost:
  Land                                                          828,319        828,319
  Buildings                                                   4,013,879      3,993,462
  Furniture and equipment                                     2,023,014      2,006,160
                                                            -----------    -----------

                                                              6,865,212      6,827,941
Accumulated depreciation and amortization                    (1,542,597)    (1,272,223)
                                                            -----------    -----------

            Property and equipment, net                       5,322,615      5,555,718
                                                            -----------    -----------

            Total assets                                    $ 7,049,112    $ 7,110,312
                                                            ===========    ===========

                         LIABILITIES AND OWNERS' EQUITY
Current liabilities:
  Accrued compensation                                      $   355,789    $   257,823
  Accounts payable and other accrued expenses                   225,122        250,612
  Funds due clients                                             205,712        216,514
  Lease payable due within one year                              39,993         69,174
  Notes payable due within one year                             235,345        223,444
                                                            -----------    -----------
    Total current liabilities                                 1,061,961      1,017,567
Lease payable                                                    10,555         34,185
Notes payable                                                 3,499,602      3,672,707
Other liabilities                                                 5,858          5,858
                                                            -----------    -----------

            Total liabilities                                 4,577,976      4,730,317
                                                            -----------    -----------
Owners' equity:
  Combined capital                                               60,511         60,511
  Retained earnings                                           2,369,641      2,279,401
  Net unrealized investment gains                                40,984         40,083
                                                            -----------    -----------

            Total owners' equity                              2,471,136      2,379,995
                                                            -----------    -----------

            Total liabilities and owners' equity            $ 7,049,112    $ 7,110,312
                                                            ===========    ===========


 The accompanying notes are an integral part of the condensed combined financial statements.

                          SUBRO AUDIT INCORPORATED AND
                           O'DONNELL LEASING COMPANY
                    CONDENSED COMBINED STATEMENTS OF INCOME
          For the nine-month periods ended September 30, 1998 and 1997
                                  (Unaudited)

                                                                1998           1997
                                                            -----------    -----------
Subrogation revenues                                        $ 5,237,615    $ 4,805,377

Cost of services                                              2,793,782      2,537,488
                                                            -----------    -----------

            Gross profit                                      2,443,833      2,267,889

Support expenses                                              1,644,118      1,703,452
Depreciation and amortization                                   270,374        235,532
                                                            -----------    -----------

            Operating income                                    529,341        328,905

Interest expense                                               (242,290)      (285,712)
Investment income                                                35,293         26,057
Rental income                                                    55,315         55,914
                                                            -----------    -----------

            Net income                                      $   377,659    $   125,164
                                                            ===========    ===========


 The accompanying notes are an integral part of the condensed combined financial statements.

                          SUBRO AUDIT INCORPORATED AND
                            O'DONNELL LEASING COMPANY
                  CONDENSED COMBINED STATEMENTS OF CASH FLOWS
          For the nine-month periods ended September 30, 1998 and 1997
                                   (Unaudited)

                                                                1998           1997
                                                            -----------    -----------
Cash flows from operating activities:
  Net income                                                $   377,659    $   125,164
  Adjustment to reconcile net income to net cash
       provided by operating activities:
    Depreciation and amortization                               270,374        235,532
    Changes in operating assets and liabilities:
       Restricted cash                                           10,802        (77,010)
       Accounts receivable                                      181,796        254,396
       Other current assets                                      (3,257)        (5,214)
       Accrued compensation                                      97,966        108,540
       Accounts payable and other accrued expenses              (25,491)        11,478
       Funds due clients                                        (10,802)        77,010
       Other                                                         --           (805)
                                                            -----------    -----------

              Net cash provided by operating activities         899,047        729,091
                                                            -----------    -----------

Cash flows from investing activities:
  Purchases of marketable securities                                 --           (493)
  Sales of marketable securities                                  2,152             --
  Purchases of property and equipment                           (37,271)    (1,091,343)
                                                            -----------    -----------

              Net cash used in investing activities             (35,119)    (1,091,836)
                                                            -----------    -----------
Cash flows from financing activities:
  Distributions to owners                                      (289,000)      (590,000)
  Proceeds from notes payable                                        --      1,249,685
  Payments on notes payable                                    (161,204)      (871,210)
  Proceeds from lease payable                                        --         87,617
  Payments on lease payable                                     (52,811)       (46,020)
                                                            -----------    -----------

              Net cash used in financing activities            (503,015)      (169,928)
                                                            -----------    -----------

Net increase (decrease) in cash                                 360,913       (532,673)

Cash, beginning of period                                       817,536      1,090,908
                                                            -----------    -----------
Cash, end of period                                         $ 1,178,449    $   558,235
                                                            ===========    ===========


 The accompanying notes are an integral part of the condensed combined financial statements.

NOTES TO CONDENSED COMBINED FINANCIAL STATEMENTS


1.      REPORTING ENTITY AND BASIS OF PRESENTATION:

        Subro Audit Incorporated (SAI) was incorporated in 1983 as a subchapter S corporation under the laws of the State of Wisconsin. SAI was established to provide investigation, processing and professional negotiation services, generally known as subrogation, to health and disability insurers, third-party administrators, managed care organizations, self-funded employee benefit plans and physician hospital organizations. O'Donnell Leasing Company (OLC) is a real estate partnership formed exclusively for the purpose of owning and maintaining the property of SAI.

        Kevin M. O'Donnell, President and Chief Executive Officer and Leah M. Lampone, Assistant Secretary, of SAI and OLC (the Companies) each own 50% of SAI and 40% of OLC, respectively. The remaining 20% ownership in OLC is held by the children of Kevin M. O'Donnell and Leah M. Lampone.

        The accompanying condensed combined financial statements comprise the accounts of the Companies and have been prepared to present the financial position and results of operations of the Companies on a combined basis.

        The interim combined financial statements are presented in a condensed format and consequently do not include all of the disclosures normally required by generally accepted accounting principles or those normally made in the Companies' combined annual financial statements. Accordingly, for further information, the reader of these condensed combined financial statements may wish to refer to the Companies' combined financial statements for the year ended December 31, 1997.

        The preparation of the Companies' condensed combined financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect (a) the reported amounts of assets and liabilities, (b) disclosure of contingent assets and liabilities at the date of the financial statements and (c) reported amounts of revenues and expenditures during the reporting period. Actual results could differ from those estimates.

        The financial information has been prepared in accordance with the Companies' customary accounting practices and has not been audited. In the opinion of management, the information presented reflects all adjustments necessary for a fair presentation of interim results. All such adjustments are of a normal and recurring nature.



2.      COMPREHENSIVE INCOME:

        The Companies adopted Statement of Financial Accounting Standards (SFAS) No. 130, "Reporting Comprehensive Income," on January 1, 1998. SFAS No. 130 establishes standards for the reporting and display of comprehensive income and its components. Comprehensive income is defined as the change in equity of a business enterprise during a period from transactions and other events and circumstances from non-owner sources. Comprehensive income, comprised of net income and unrealized investment gains, totaled $385,088 and $207,359 for the nine-month periods ended September 30, 1998 and 1997, respectively.

3.      CONTINGENT LIABILITIES:

        SAI is engaged in the business of identifying and recovering subrogation and related claims of its clients, many of which arise in the context of personal injury lawsuits. As such, SAI operates in a litigation-intensive environment. SAI has, from time to time, been, and in the future expects to be, named as a party in litigation incidental to its business operations. To date, SAI has not been involved in any litigation which has had a material adverse effect upon SAI, but there can be no assurance that pending litigation or future litigation will not have a material adverse effect on SAI's business, results of operations or financial position.



4.      SUBSEQUENT EVENT:

        On January 25, 1999, Healthcare Recoveries, Inc. (HRI) completed the purchase of substantially all assets and assumption of substantially all liabilities of the Companies. Pursuant to the definitive agreement, HRI paid approximately $24.4 million in cash on the date of closing and will pay up to an additional $8.5 million over two years if certain targets are met pursuant to an earn-out arrangement.